THIRD QUARTER 2015 | EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2014 Annual Report on Form 10-K under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q3 2015 RESULTS

4 Q3 2015 HIGHLIGHTS • Adjusted net income of $29.5 million ($0.24 per share) compared to $71.3 million ($0.57 per share) in Q3 2014 • Net sales of $969.1 million, a decrease of 16.8% from Q3 2014 net sales of $1.164 billion (an organic decline of 6.5%) • Adjusted operating income of $58.6 million and adjusted operating income margin of 6.0% • Third quarter gas- and fluid-handling orders of $444.2 million compared to orders of $539.4 million in Q3 2014, a decrease of 17.6% (an organic decline of 12.5%) • Gas- and fluid-handling backlog of $1.314 billion at period end

5 YEAR TO DATE 2015 HIGHLIGHTS • Adjusted net income of $137.1 million ($1.10 per share) compared to $182.5 million ($1.48 per share) in the nine months ended September 26, 2014 • Net sales of $2.906 billion, a decrease of 15.0% from the nine months ended September 26, 2014 net sales of $3.418 billion (an organic decline of 7.6%) • Adjusted operating income of $245.2 million and adjusted operating income margin of 8.4% • Gas- and fluid-handling orders of $1.393 billion compared to orders of $1.717 billion in the nine months ended September 26, 2014, a decrease of 18.8% (an organic decline of 10.5%)

GAS AND FLUID HANDLING

7 GAS AND FLUID HANDLING Q3 2015 HIGHLIGHTS • Net sales of $481.9 million compared to net sales of $564.7 million in Q3 2014, a decrease of 14.7% (an organic decline of 8.8%) • Adjusted segment operating income of $26.6 million and adjusted segment operating income margin of 5.5% • Third quarter orders of $444.2 million compared to orders of $539.4 million in Q3 2014, a decrease of 17.6% (an organic decline of 12.5%) • Backlog of $1.314 billion at period end

8 GAS AND FLUID HANDLING YTD 2015 HIGHLIGHTS • Net sales of $1.409 billion compared to net sales of $1.708 billion in the nine months ended September 26, 2014, a decrease of 17.5% (an organic decline of 9.0%) • Adjusted segment operating income of $127.1 million and adjusted segment operating income margin of 9.0% • Orders of $1.393 billion compared to orders of $1.717 billion in the nine months ended September 26, 2014, a decrease of 18.8% (an organic decline of 10.5%)

9 ORDERS AND BACKLOG ORDERS BACKLOG Note: Dollars in millions (unaudited). $1.51B QTD YTD Existing Businesses (12.5)% (10.5)% Acquisitions 4.7% 1.5% FX Translation (9.8)% (9.8)% Total Decline (17.6)% (18.8)% $1.36B $1.31B

10 GEOGRAPHIC EXPOSURE YTD 2015 REVENUE REVENUE AFTERMARKET REVENUE YTD 2015 Note: Dollars in millions (unaudited). QTD YTD Existing Businesses (8.8)% (9.0)% Acquisitions 4.3% 1.4% FX Translation (10.2)% (9.9)% Total Decline (14.7)% (17.5)% ▪ Foremarket ▪ Aftermarket ▪ Developed Economies ▪ Emerging Markets 35% 65% 43% 57%

11 Q3 2015 SALES AND ORDERS BY END MARKET SALES: $481.9 million Total (Decline) Growth Organic (Decline) Growth Power Generation (16.1)% (9.0)% Oil, Gas & Petrochemical 6.1% 1.7% Marine (21.4)% (8.1)% Mining (53.6)% (35.8)% General Industrial & Other (15.9)% (10.1)% Total (14.7)% (8.8)% ORDERS: $444.2 million Total Decline Organic Growth (Decline) Power Generation (2.0)% 6.4% Oil, Gas & Petrochemical (17.1)% (14.2)% Marine (41.7)% (31.1)% Mining (36.9)% (17.4)% General Industrial & Other (21.6)% (22.5)% Total (17.6)% (12.5)%

12 YTD 2015 SALES AND ORDERS BY END MARKET SALES: $1,409.0 million Total Decline Organic Decline Power Generation (20.0)% (13.6)% Oil, Gas & Petrochemical (12.2)% (4.8)% Marine (15.0)% (0.9)% Mining (23.4)% (8.6)% General Industrial & Other (17.8)% (9.1)% Total (17.5)% (9.0)% ORDERS: $1,393.4 million Total (Decline) Growth Organic (Decline) Growth Power Generation (16.2)% (9.3)% Oil, Gas & Petrochemical 2.1% 11.2% Marine (43.2)% (31.6)% Mining (31.1)% (16.1)% General Industrial & Other (21.1)% (14.3)% Total (18.8)% (10.5)%

13 POWER GENERATION MARKET PERSPECTIVE SALES & ORDERS (DECLINE) GROWTH • Served by both Howden and Colfax Fluid Handling • Sales decline primarily due to SCR projects in China completed in 2014 • Outlook for new power construction and aftermarket products remains stable YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Q3 2015 vs. Q3 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales (16.1)% (9.0)% (20.0)% (13.6)% Orders (2.0)% 6.4% (16.2)% (9.3)% 35% 35%

14 OIL, GAS & PETROCHEMICAL MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) • Served by both Howden and Colfax Fluid Handling • Period over period comparisons are difficult due to the timing of large projects • Orders year to date remain up in a down end market YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Q3 2015 vs. Q3 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales 6.1% 1.7% (12.2)% (4.8)% Orders (17.1)% (14.2)% 2.1% 11.2% 21% 23%

15 MARINE MARKET PERSPECTIVE SALES & ORDERS DECLINE • Primarily served by Colfax Fluid Handling • Year over year comparisons affected by $18 million Defense contract awarded in Q3 2014 • Commercial ship building down • Continued focus on aftermarket growth and expansion of product line YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Note: Marine market comprised of commercial marine and government, or defense, customers Q3 2015 vs. Q3 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales (21.4)% (8.1)% (15.0)% (0.9)% Orders (41.7)% (31.1)% (43.2)% (31.6)% 11% 10%

16 MINING MARKET PERSPECTIVE SALES & ORDERS DECLINE • Primarily served by Howden • Remains a depressed market; focused on winning targeted projects YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Q3 2015 vs. Q3 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales (53.6)% (35.8)% (23.4)% (8.6)% Orders (36.9)% (17.4)% (31.1)% (16.1)% 5% 4%

17 GENERAL INDUSTRIAL & OTHER MARKET PERSPECTIVE SALES & ORDERS DECLINE • Includes both Howden and Colfax Fluid Handling • China air pollution reduction targets present opportunity, but expect delayed investment by end users YTD 2015 SALES SPLIT YTD 2015 ORDERS SPLIT HIGHLIGHTS Q3 2015 vs. Q3 2014 YTD 2015 vs. YTD 2014 Total Organic Total Organic Sales (15.9)% (10.1)% (17.8)% (9.1)% Orders (21.6)% (22.5)% (21.1)% (14.3)% 28% 28%

FABRICATION TECHNOLOGY

19 FABRICATION TECHNOLOGY Q3 2015 HIGHLIGHTS • Net sales of $487.2 million compared to net sales of $599.8 million in Q3 2014, a decrease of 18.8% (an organic decline of 4.4%) ◦ Welding intensive industries down sharply, particularly oil and gas • Adjusted segment operating income of $42.4 million and adjusted segment operating income margin of 8.7%

20 FABRICATION TECHNOLOGY YTD 2015 HIGHLIGHTS • Net sales of $1.497 billion compared to net sales of $1.711 billion in the nine months ended September 26, 2014, a decrease of 12.5% (an organic decline of 6.2%) • Adjusted segment operating income of $153.6 million and adjusted segment operating income margin of 10.3%

21 GEOGRAPHIC EXPOSURE YTD 2015 REVENUE REVENUE REVENUE YTD 2015 Note: Dollars in millions (unaudited). ▪ Consumables ▪ Equipment 75% 25% ▪ Developed Economies ▪ Emerging Markets 47% 53% QTD YTD Volume (0.4)% (2.7)% Price/ Mix (4.0)% (3.5)% Acquisitions —% 7.2% FX Translation (14.4)% (13.5)% Total Decline (18.8)% (12.5)%

RESULTS OF OPERATIONS

23 INCOME STATEMENT SUMMARY (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. Note: Dollars in millions, except per share amounts. Three Months Ended Nine Months Ended September 25, 2015 September 26, 2014 September 25, 2015 September 26, 2014 Net sales $ 969.1 $ 1,164.5 $ 2,905.6 $ 3,418.1 Gross profit $ 295.9 $ 373.2 $ 918.3 $ 1,087.0 % of sales 30.5% 32.0% 31.6% 31.8 % SG&A expense $ 237.2 $ 245.4 $ 673.1 $ 756.1 % of sales 24.5% 21.1% 23.2% 22.1 % Adjusted operating income $ 58.6 $ 127.8 $ 245.2 $ 330.9 % of sales 6.0% 11.0% 8.4% 9.7 % Adjusted net income $ 29.5 $ 71.3 $ 137.1 $ 182.5 % of sales 3.0% 6.1% 4.7% 5.3 % Adjusted net income per share $ 0.24 $ 0.57 $ 1.10 $ 1.48

APPENDIX

25 DISCLAIMER Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are projected adjusted net income, projected adjusted net income per share, adjusted net income, adjusted net income per share, adjusted operating income, adjusted operating income margin, organic sales growth (decline) and organic order growth (decline). Projected adjusted net income, projected adjusted net income per share, adjusted net income, adjusted net income per share, adjusted operating income and adjusted operating income margin exclude the impact of restructuring and other related charges. Projected adjusted net income, projected adjusted net income per share, adjusted net income, and adjusted net income per share for the nine months ended September 25, 2015 exclude the impact of the write-off of certain deferred financing fees and original issue discount associated with the refinancing of Colfax's credit agreement. Adjusted net income and adjusted net income per share for the nine months ended September 26, 2014 exclude the impact of the preferred stock conversion inducement payment. The effective tax rates used to calculate adjusted net income and adjusted net income per share are 27.5% and 28.5% for the three and nine months ended September 25, 2015, respectively, and 29.8% and 29.3% for the three and nine months ended September 26, 2014, respectively. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of restructuring and other related charges, write-off of certain deferred financing fees and original issue discount and the preferred stock conversion inducement payment. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates.

NON-GAAP RECONCILIATION

(unaudited)

	Three Months Ended September 25, 2015							Three Months Ended September 26, 2014						
	Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation		Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation	
Net sales	$ 481,908		$ 487,236		$ —	$ 969,144		$ 564,650		$ 599,803		$ —	$ 1,164,453	
Operating income (loss)	20,376	4.2%	35,602	7.3%	(10,423)	45,555	4.7%	65,182	11.5%	65,283	10.9%	(11,659)	118,806	10.2%
Restructuring and other related charges	6,258		6,813		—	13,071		2,079		6,869		—	8,948	
Adjusted operating income (loss)	$ 26,634	5.5%	$ 42,415	8.7%	$ (10,423)	$ 58,626	6.0%	$ 67,261	11.9%	$ 72,152	12.0%	$ (11,659)	$ 127,754	11.0%

	Nine Months Ended September 25, 2015							Nine Months Ended September 26, 2014						
	Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation		Gas and Fluid Handling		Fabrication Technology		Corporate and Other	Total Colfax Corporation	
Net sales	$ 1,408,992		$ 1,496,597		$ —	$ 2,905,589		$ 1,707,539		$ 1,710,581		$ —	$ 3,418,120	
Operating income (loss)	115,535	8.2%	139,539	9.3%	(35,492)	219,582	7.6%	157,332	9.2%	185,986	10.9%	(41,106)	302,212	8.8%
Restructuring and other related charges	11,562		14,096		—	25,658		11,617		17,117		—	28,734	
Adjusted operating income (loss)	$ 127,097	9.0%	$ 153,635	10.3%	$ (35,492)	$ 245,240	8.4%	$ 168,949	9.9%	$ 203,103	11.9%	$ (41,106)	$ 330,946	9.7%

Note: Dollars in thousands.

COLFAX

26

NON-GAAP RECONCILIATION

(unaudited)

	Three Months Ended		Nine Months Ended	
	September 25, 2015	September 26, 2014	September 25, 2015	September 26, 2014
Adjusted Net Income				
Net income attributable to Colfax Corporation	$ 18,359	$ 73,389	$ 123,542	$ 311,964
Restructuring and other related charges	13,071	8,948	25,658	28,734
Debt extinguishment charges - Refinancing of credit agreement	—	—	4,731	—
Tax adjustment[1]	(1,966)	(11,032)	(16,871)	(158,154)
Adjusted net income	$ 29,464	$ 71,305	$ 137,060	$ 182,544
Adjusted net income margin	3.0%	6.1%	4.7%	5.3%
Adjusted Net Income Per Share				
Net income available to Colfax Corporation common shareholders	$ 18,359	$ 73,389	$ 123,542	$ 290,051
Restructuring and other related charges	13,071	8,948	25,658	28,734
Debt extinguishment charges - Refinancing of credit agreement	—	—	4,731	—
Preferred stock conversion inducement payment[2]	—	—	—	19,565
Tax adjustment[1]	(1,966)	(11,032)	(16,871)	(158,154)
Adjusted net income available to Colfax Corporation common shareholders	29,464	71,305	137,060	180,196
Dividends on preferred stock[2]	—	—	—	2,348
	$ 29,464	$ 71,305	$ 137,060	$ 182,544
Weighted-average shares outstanding - diluted	125,032,267	125,380,566	125,133,606	123,624,735
Adjusted net income per share	$ 0.24	$ 0.57	$ 1.10	$ 1.48
Net income per share — diluted (in accordance with GAAP)	$ 0.15	$ 0.59	$ 0.99	$ 2.38

(1) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 27.5% and 28.5% for the three and nine months ended September 25, 2015, respectively, and 29.8% and 29.3% for the three and nine months ended September 26, 2014, respectively.

(2) Adjusted net income per share for the period prior to February 12, 2014 was calculated under the if-converted method in accordance with GAAP. On February 12, 2014, the Series A Perpetual Convertible Preferred Stock were converted to Common stock and the Company paid a $19.6 million conversion inducement to the holders of the Series A Perpetual Convertible Preferred Stock.

Note: Dollars in thousands, except per share amounts.

COLFAX

27

CHANGE IN SALES, ORDERS AND BACKLOG

(unaudited)

	Net Sales		Orders	
	$	%	$	%
For the three months ended September 26, 2014	$ 1,164.5		$ 539.4	
Components of Change:				
Existing Businesses	(76.0)	(6.5)%	(67.3)	(12.5)%
Acquisitions[1]	24.3	2.1%	25.6	4.7%
Foreign Currency Translation	(143.7)	(12.4)%	(53.5)	(9.8)%
Total	(195.4)	(16.8)%	(95.2)	(17.6)%
For the three months ended September 25, 2015	**$ 969.1**		**$ 444.2**	

	Net Sales		Orders		Backlog at Period End	
	$	%	$	%	$	%
As of and for the nine months ended September 26, 2014	$ 3,418.1		$ 1,716.6		$ 1,506.5	
Components of Change:						
Existing Businesses	(259.2)	(7.6)%	(180.1)	(10.5)%	(67.5)	(4.5)%
Acquisitions[2]	147.6	4.3%	25.6	1.5%	35.2	2.3%
Foreign Currency Translation	(400.9)	(11.7)%	(168.7)	(9.8)%	(160.4)	(10.6)%
Total	(512.5)	(15.0)%	(323.2)	(18.8)%	(192.7)	(12.8)%
As of and for the nine months ended September 25, 2015	**$ 2,905.6**		**$ 1,393.4**		**$ 1,313.8**	

(1) Represents the incremental sales and orders as a result of our acquisition of Roots blowers and compressors.

(2) Represents the incremental sales, orders and order backlog as a result of our acquisition of Roots blowers and compressors, and incremental sales as a result of our acquisition of Victor Technologies Holdings Inc.

Note: Dollars in millions.

28

COLFAX

29 BALANCE SHEETS (unaudited) _____________________ Note: Dollars in thousands. September 25, 2015 December 31, 2014 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 221,247 $ 305,448 Trade receivables, less allowance for doubtful accounts of $36,905 and $27,256 990,452 1,029,150 Inventories, net 449,891 442,732 Other current assets 337,502 323,148 Total current assets 1,999,092 2,100,478 Property, plant and equipment, net 664,200 727,435 Goodwill 2,876,011 2,873,023 Intangible assets, net 1,004,232 1,043,583 Other assets 496,361 491,842 Total assets $ 7,039,896 $ 7,236,361 LIABILITIES AND EQUITY CURRENT LIABILITIES: Current portion of long-term debt $ 16,517 $ 9,855 Accounts payable 735,310 780,287 Accrued liabilities 453,599 496,207 Total current liabilities 1,205,426 1,286,349 Long-term debt, less current portion 1,532,267 1,526,955 Other liabilities 998,172 1,070,613 Total liabilities 3,735,865 3,883,917 Equity: Common stock, $0.001 par value; 400,000,000 shares authorized; 124,232,426 and 123,730,578 issued and outstanding 124 124 Additional paid-in capital 3,219,262 3,200,832 Retained earnings 513,103 389,561 Accumulated other comprehensive loss (629,435) (443,691) Total Colfax Corporation equity 3,103,054 3,146,826 Noncontrolling interest 200,977 205,618 Total equity 3,304,031 3,352,444 Total liabilities and equity $ 7,039,896 $ 7,236,361

30 STATEMENTS OF CASH FLOWS (unaudited) _____________________ Note: Dollars in thousands. Nine Months Ended September 25, 2015 September 26, 2014 Cash flows from operating activities: Net income $ 138,649 $ 334,484 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation, amortization and impairment charges 110,776 129,448 Stock-based compensation expense 11,886 13,081 Non-cash interest expense 10,099 6,990 Deferred income tax provision (benefit) 15 (151,788) Changes in operating assets and liabilities: Trade receivables, net (38,972) (38,666) Inventories, net (20,967) 5,200 Accounts payable 3,710 (82,874) Changes in other operating assets and liabilities (63,058) (14,353) Net cash provided by operating activities 152,138 201,522 Cash flows from investing activities: Purchases of fixed assets, net (32,729) (59,050) Acquisitions, net of cash acquired (184,500) (948,800) Net cash used in investing activities (217,229) (1,007,850) Cash flows from financing activities: Borrowings under term credit facility 750,000 150,000 Payments under term credit facility (1,223,497) — Proceeds from borrowings on revolving credit facilities and other 1,328,332 1,093,151 Repayments of borrowings on revolving credit facilities and other (835,232) (1,023,565) Proceeds from issuance of common stock, net 3,116 612,982 Preferred stock conversion inducement payment — (19,565) Payments of dividend on preferred stock — (3,853) Other (9,796) (22,250) Net cash provided by financing activities 12,923 786,900 Effect of foreign exchange rates on Cash and cash equivalents (32,033) (5,253) Decrease in Cash and cash equivalents (84,201) (24,681) Cash and cash equivalents, beginning of period 305,448 311,301 Cash and cash equivalents, end of period $ 221,247 $ 286,620

31 2015 OUTLOOK SUMMARY (October Update) _____________________ Note: Guidance as of October 14, 2015. (1) Excludes impact of restructuring charges. (2) Excludes impact of restructuring charges, gain on reversal of tax accruals and non-cash charges on debt refinancing. REVENUE RANGE 2015 Total $3.90 billion To $3.95 billion EPS AND ADJUSTED NET INCOME RANGE 2015 Net income per share $1.20 To $1.24 Adjusted operating income (1) $345 million To $352 million Adjusted net income - Colfax (2) $190 million To $195 million 2015 Adjusted net income per share (2) $1.52 To $1.56 ASSUMPTIONS Restructuring costs $66 million Euro (average for year) $1.12 Tax rate - adjusted basis (GAAP) 29% (25%) Outstanding shares 125 million Depreciation $84 million Amortization, including impairments $75 million Interest expense, excluding refinancing charge $44 million

32 2015 OUTLOOK SUMMARY (October Update) _____________________ Note: Guidance as of October 14, 2015. In thousands, except per share data 2015 Low High Revenue $ 3,900,000 $ 3,950,000 Adjusted Operating Profit (1) 345,000 352,000 Interest (2) (44,000) (44,000) Taxes (88,000) (90,000) Noncontrolling interest (23,000) (23,000) Adjusted Net Income - Colfax $ 190,000 $ 195,000 Adjust EPS $ 1.52 $ 1.56 (1) Includes transaction costs and year-one fair value adjustments from the Roots Acquisition of $6 million. (2) Excludes non-cash charges associated with the June 2015 refinancing of the principal credit facility.

33 NON-GAAP RECONCILIATION (October Update) _____________________ Note: Guidance as of October 14, 2015. 2015 EPS Range Low High Projected net income per share - diluted $ 1.20 $ 1.24 Restructuring costs 0.53 0.53 Non-cash charge on debt refinancing (1) 0.04 0.04 Tax adjustment (2) (0.25) (0.25) Projected adjusted net income per share - diluted $ 1.52 $ 1.56 (1) Reflects the non-cash charge associated with the June 2015 refinancing of the principal credit facility. (2) Excludes gain on tax accrual reversals and tax implication of adjustments above.